Restricted cash	12 Months Ended
Dec. 31, 2019
Restricted cash
Restricted cash

8.         Restricted cash

	Year Ended
	December 31,
(in thousands of €)	2019	2018	2017
Non‑current restricted cash
Rental guarantees	€630	€251	€256
Total non‑current	€630	€251	€256
Current restricted cash
Escrow account < 1 year	—	1,692	1,692
Total restricted cash	€630	€1,943	€1,948

On December 31, 2019, the Company had a total amount of €0.6 million of restricted cash:

•	A non‑current part for an amount of €0.6 million mainly relating to a deposit guarantee paid under the lease agreement for the laboratory and offices of the Company.
•

The current part of restricted cash related to an escrow account opened under an agreement with a third party involved in the collaboration with AbbVie. In 2019, this escrow account has been partially released to the Company and partially to the third party, as the work plan of the related collaboration agreement with AbbVie has been almost completed.